UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2011

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
0-4117-1	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 15, 2011, Interstate Power and Light Company (the “Company”) issued a press release announcing that it had issued a notice of redemption for all of the 1,600,000 outstanding shares of its 7.10% Series C Cumulative Preferred Stock, $0.01 par value per share, effective April 29, 2011. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(99.1)	Press release of Interstate Power and Light Company, dated March 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Interstate Power and Light Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2011	INTERSTATE POWER AND LIGHT COMPANY

	By:	/s/ Thomas L. Hanson
Thomas L. Hanson
Vice President – Chief Financial Officer and Treasurer

INTERSTATE POWER AND LIGHT COMPANY

Exhibit Index to Current Report on Form 8-K

Dated March 15, 2011

Exhibit Number	Description

(99.1)	Press release of Interstate Power and Light Company, dated March 15, 2011.